               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): June 24, 2005
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                 Alfa International Holdings Corp.
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    (Exact name of registrant as specified in its charter)


                   Alfa International Corp.
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                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


  350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02 Departure of Directors; Election of Directors

Effective July 1, 2005 Kye Giscombe resigned as a member of the Board of Directors of Registrant and Louis J. Lombardo was elected to the Board to fill this vacancy.

Item 7.01 Regulation FD Disclosure

On June 24, 2005 Registrant issued a press release relating to the appointment of a new outside Director and the resignation of a Director - both events effective July 1, 2005. A copy of this press release is filed as an exhibit hereto.




Exhibits

Exhibit: 99.1        Press release dated June 24, 2005


                           SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2005

                              ALFA International Holdings Corp.
                              ---------------------------------
                                   (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer